SCHEDULE 14A
                       (Rule 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT
                  SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934
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Check the appropriate box:
 __  Preliminary Proxy Statement       __ Confidential, for Use of the
                                          Commission Only (as
 __  Definitive Proxy Statement           permitted by Rule 14a-6(e)(2))

  X  Definitive Additional Materials

 __  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Allegheny Power System, Inc.
______________________________________________________________________________

                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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     to Exchange Act Rule 0-11
    (Set forth the amount on which the filing fee is calculated and state how it was determined):
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

HOTLINE SCRIPT FOR THURSDAY JULY 31, 1997



THANK YOU FOR CALLING THE MERGER HOT LINE.

IN THE MERGER PROCESS, YOUR VOTE DOES COUNT.  SHAREHOLDER
MEETINGS TO APPROVE THE MERGER WILL TAKE PLACE ON AUGUST
SEVENTH IN HAGERSTOWN AND PITTSBURGH.   A LARGE NUMBER OF
PROXIES ALREADY HAVE BEEN VOTED AND RETURNED.  BUT YOUR
VOTE IS IMPORTANT, TOO.   THAT'S WHY WE URGE YOU TO PLEASE
SIGN, DATE, AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.
TIME IS GROWING SHORT.   SHAREHOLDERS ARE URGED TO VOTE FOR
THE MERGER. ALLEGHENY POWER SHAREHOLDERS ALSO ARE URGED
TO VOTE FOR THE PROPOSAL TO CHANGE THE COMPANY'S NAME FROM
ALLEGHENY POWER TO ALLEGHENY ENERGY.   REMEMBER, YOUR
VOTE DOES COUNT.

IF YOU HAVE A QUESTION OR COMMENT ABOUT THE MERGER, YOU
CAN RECORD IT FOLLOWING THIS MESSAGE.  ANSWERS TO
FREQUENTLY ASKED QUESTIONS WILL BE PUBLISHED IN THE MERGER
PROGRESS REPORT AND WILL BE POSTED REGULARLY ON THIS TOLL-
FREE HOTLINE ALONG WITH OTHER MERGER NEWS.  THANK YOU FOR
CALLING.